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                                                                  Exhibit 24.1

                                POWER OF ATTORNEY
          Teledyne Technologies Incorporated 1999 Non-Employee Director
                            Stock Compensation Plan
                         Form S-8 Registration Statement

         The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either of them, our true and lawful attorneys and agents, to execute, file and deliver a Registration Statement on Form S-8 (or other appropriate form) with respect to the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan, as amended ("Form S-8"), which registers up to an additional 200,000 shares of TDY's Common Stock, par value $0.01 per share, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable TDY to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form S-8 (including without limitation executing, filing and delivering any amendments to the Form S-8 or prior Form S-8 filed with respect to the plan), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         Witness the due execution hereof as of February 25, 2003.



/s/ Robert Mehrabian             Chairman, President and Chief Executive Officer
---------------------------      (Principal Executive Officer) and Director
Robert Mehrabian

---------------------------      Senior Vice President and Chief Financial
Robert J. Naglieri               Officer  (Principal Financial Officer)

---------------------------      Vice President and Controller
Dale A. Schnittjer               (Principal Accounting Officer)

/s/ Robert P. Bozzone            Director
---------------------------
Robert P. Bozzone

/s/ Frank V. Cahouet             Director
---------------------------
Frank V. Cahouet

/s/ Diane C. Creel               Director
---------------------------
Diane C. Creel

                                 Director
---------------------------
Charles Crocker



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/s/ Paul D. Miller               Director
---------------------------
Paul D. Miller

/s/Charles H. Noski              Director
---------------------------
Charles H. Noski

/s/ Charles J. Queenan, Jr.      Director
---------------------------
Charles J. Queenan, Jr.

/s/ Michael T. Smith             Director
---------------------------
Michael T. Smith